EXHIBIT 32.2

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Digital Descriptor Systems, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Pellegrino, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report on Form 10-QSB of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Digital Descriptor Systems, Inc. and will be retained by Digital Descriptor Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                        Date:  November 4, 2005


                                        /s/ Michael Pellegrino
                                        ----------------------------------------
                                            Michael Pellegrino
                                            Chief Financial Officer